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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                ______________



Date of Report (Date of earliest event reported):  April 13, 2000



                                 CuraGen Corporation
            (Exact name of registrant as specified in its charter)


    Delaware                   0-23223                   06-1331400
------------------      ---------------------      ---------------------
(State or other              (Commission                (IRS Employer
jurisdiction of              File Number)            Identification No.)
incorporation)


                       555 Long Wharf Drive, 11th Floor
                         New Haven, Connecticut 06511
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330

                        ------------------------------

                               Page 1 of 6 pages
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ITEM 5.   OTHER EVENTS.

  On April 13, 2000, CuraGen Corporation announced the renewal of its drug research collaboration with Genentech, Inc. for a minimum of an additional two and one-half years. The collaboration, which began in 1997, involves the application of CuraGen's high-throughput functional genomic technologies and disease expertise to advance the discovery of novel protein therapeutics and antibodies. The information contained in such press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits.

99.1  The Registrant's Press Release dated April 13, 2000.

                               Page 2 of 6 pages

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CURAGEN CORPORATION
                                    (Registrant)



Date:  April 14, 2000             By: /s/  Jonathan M. Rothberg
                                      -------------------------
                                      Chief Executive Officer, Chairman of the
                                      Board of Directors and President


                               Page 3 of 6 pages

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                      EXHIBIT INDEX
                      -------------

Exhibit                                       Sequential
Number         Description                    Page Number
-------        -----------                    -----------

99.1           The Registrant's Press Release      5
               dated April 13, 2000.


                               Page 4 of 6 pages